EXECUTION COPY

AMENDMENT NO. 2 TO THE

CREDIT AGREEMENT

Dated as of April 3, 2003

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT among ALPHARMA INC., a Delaware corporation ("Holdings"), the banks, financial institutions and other lenders party hereto, and BANK OF AMERICA, as administrative agent and collateral agent (the "Administrative Agent"), as parties to the Credit Agreement referred to below.

PRELIMINARY STATEMENTS:

    Alpharma Operating Corporation, a Delaware corporation (the "Company"), Alpharma USPD Inc., a Maryland corporation (together with the Company and the Subsidiary Borrowers party thereto, the "Borrowers"), Holdings, the Lender Parties and the Administrative Agent have entered into a Credit Agreement dated as of October 5, 2001, as amended by Amendment No. 1 dated as of December 16, 2002 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
    Holdings and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
      Amendments to Credit Agreement

      . The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

        The definition of "Debt Securities" in Section 1.01 is deleted in its entirety, and the following definition substituted therefor:

        "Debt Securities" means the issuance by either Holdings or the Company, in one or more tranches, of either senior notes, senior subordinated notes, or convertible subordinated notes, in an aggregate principal amount of no more than $250,000,000 outstanding at any time (in the case of senior notes) or no more than $300,000,000 outstanding at any time (in the case of senior subordinated notes or convertible subordinated notes), in any such case (i) in a registered public offering or in a private placement, including a private placement for resale, pursuant to Rule 144A under the Securities Act (and the issuance of any such notes in a registered exchange offer in exchange for such initially issued notes) and (ii) with (A) a cash interest rate not in excess of 12% per annum, (B) a maturity date occurring no sooner than December 15, 2009 and (C) no additional or more restrictive financial or other operating covenants, defaults, required prepayment, required redemption or other similar terms more restrictive on, or less favorable to, Holdings or the Company, as applicable, than those contained in this Agreement."

        In the case where the Debt Securities consist solely of senior notes, (i) the defined term "Senior Leverage Ratio" in Section 1.01 is amended to read "Senior Secured Leverage Ratio" and (ii) the reference to "Senior Leverage Ratio" in Section 5.04(b) is amended to read "Senior Secured Leverage Ratio".
        Section 1.01 is further amended by inserting the following definition in alphabetical order:

        "Securities Act" means the Securities Act of 1933, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

        Article I is amended by inserting at the end of such Article the following new "Section 1.05", to read as follows:

        "SECTION 1.05. Financial Covenants. For purposes of calculating the financial covenants in Section 5.04, Holdings shall exclude all costs incurred in connection with the issuance of the Debt Securities, so long as such costs are incurred within 60 days of such issuance."

        Sub-section 2.06(b)(ii)(B)(1) is amended by inserting at the end of such sub-section the following new clause, to read as follows: "or Section 5.02(b)(iii)(K) and (L)".
        Section 5.02(b)(iii) is amended by inserting at the end of such Section the following new clauses "(K)" and "(L)", to read as follows:

        "(K) Debt Securities issued by Holdings (so long as no Debt Securities have been issued by the Company); and

        (L) Any guarantee by any Loan Party of the Debt Securities".

        Section 5.02(g) is amended by inserting at the end of such Section the following new clause "(vii)", to read as follows:

        "(vii) In the case where the Debt Securities are issued by Holdings, the Company may make payments to Holdings from time to time in amounts necessary to satisfy regularly scheduled payments thereunder (subject to subordination provisions reasonably acceptable to the Administrative Agent in the case where such Debt Securities are senior subordinated notes or convertible subordinated notes).".

        Section 5.02(i) is amended by inserting at the end of such Section the following new clause, to read as follows: ", except that the following shall be permitted: a change in accounting for liquid and creams inventory in the U.S. from a last-in-first-out (LIFO) method to first-in-first-out (FIFO) method, effective as of January 1, 2003".
        Section 5.02(j)(iii) is amended by inserting at the end of such Section the following new clause, to read as follows: "and no more than $2,500,000 of cash on hand".
        Section 5.02(s) is amended by inserting at the beginning of such Section the following clause, to read as follows:

        "In the case where the Debt Securities consist solely of either senior subordinated notes or convertible subordinated notes,".

        Section 5.03(r) is re-lettered as Section 5.03(q).
        Section 5.02 is amended by inserting at the end of such Section the following new subsection "(r)", to read as follows:

      "(r) Debt Securities. Concurrently with the closing of the issuance of any Debt Securities, a notice specifying (i) the aggregate principal amount of such issuance, (ii) whether such Debt Securities were issued by Holdings or the Company and (iii) whether such Debt Securities were senior notes, senior subordinated notes, or convertible subordinated notes."

      Fees

      . (a) On the date hereof, Holdings shall pay to the Administrative Agent, for the benefit of each Lender that executes this Amendment by no later than 3:00 PM (New York time) on Thursday, April 3, 2003, a work fee equal to 0.05% of the aggregate Commitments of each such Lender under the Credit Agreement as of the date hereof.

      (b) In addition to the fees specified in Section 2(a) hereof, upon the initial issuance (if any) by Holdings or the Company of Debt Securities which are senior notes, Holdings shall on the date of the closing of such issuance pay to the Administrative Agent, for the benefit of each Lender that received a fee pursuant to Section 2(a) hereof, an additional amendment fee equal to 0.05% of the aggregate Commitments of each such Lender under the Credit Agreement as of the date hereof.

      Conditions of Effectiveness

      . This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by Holdings and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment; and Section 1 of this Amendment shall become effective when and only when the Administrative Agent shall have received (a) the fees specified in Section 2(a) hereof, and payment of all other accrued fees and expenses of the Administrative Agent (including the reasonable accrued fees and expenses of counsel to the Administrative Agent invoiced on or prior to the date hereof) and (b) all of the following documents, each such document dated the date of receipt thereof by the Administrative Agent (unless otherwise specified), in form and substance satisfactory to the Administrative Agent:

          Counterparts of the Consent appended hereto (the "Consent"), executed by each of the Loan Parties (other than Holdings);
          Certified copies of (A) the resolutions of the Board of Directors of (1) Holdings approving this Amendment and the matters contemplated hereby and (2) each other Loan Party evidencing approval of the Consent and (B) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and all other matters contemplated hereby;
          A certificate signed by a duly authorized officer of Holdings stating that: (A) the representations and warranties contained in Section 4 hereof and in the Loan Documents are true and correct on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate, and (B) no event has occurred and is continuing that constitutes a Default.
      Representations and Warranties of Holdings

      . Holdings hereby represents and warrants as follows:

        Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation.
        The execution, delivery and performance by each Loan Party of this Amendment and the Consent, as applicable, to which it is a party, are within such Person's corporate or other powers, have been duly authorized by all necessary corporate or other action and do not (i) contravene such Person's Constitutive Documents, (ii) violate any Requirement of Law, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.
        No Governmental Authorization, and no other authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required for the due execution, delivery or performance by any Loan Party of this Amendment or the Consent.
        This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto. This Amendment and the Consent are legal, valid and binding obligations of each Loan Party which is a party thereto, enforceable against each such Loan Party in accordance with their respective terms.
        There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or, to the knowledge any Loan Party, threatened before any Governmental Authority or arbitrator that purports to affect the legality, validity or enforceability of this Amendment or the Consent, or the consummation of any of the transactions contemplated hereby.
        The execution, delivery and performance of this Amendment and the Consent do not adversely affect the Liens created under any of the Collateral Documents.
      Reference to and Effect on the Loan Documents

      . (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

            The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.
            The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
      Costs, Expenses

      . The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

      Execution in Counterparts

      . This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

      Governing Law

. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALPHARMA INC.

By:_____________________________
Title:

BANK OF AMERICA, N.A.,

as Administrative Agent and Lender

By:_____________________________
Title:

Agreed as of the date first above written:

__________________________________

[Please type or print name of Lender Party]

By:________________________________
Title:

CONSENT

Dated as of April 3, 2003

Each of the undersigned, as Guarantors under, as applicable, the (i) Parent Guaranty dated as of October 5, 2001, (ii) Subsidiary Guaranty dated as of October 5, 2001 or (iii) Subsidiary Guaranty dated as of December 26, 2001, in each case in favor of the Secured Parties referred to therein (collectively, the "Guaranty"), hereby consents to the foregoing Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) each of the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

ALPHARMA OPERATING CORPORATION

By:_____________________________
Title:

ALPHARMA USPD INC.

By:_____________________________
Title:

ALPHARMA U.S. INC.

By:_____________________________
Title:

BARRE PARENT CORPORATION

By:_____________________________
Title:

G.F. REILLY COMPANY

By:_____________________________
Title:

PARMED PHARMACEUTICALS, INC.

By:_____________________________
Title:

ALPHARMA EURO HOLDINGS INC.

By:_____________________________
Title:

ALPHARMA (BERMUDA) INC.

By:_____________________________
Title:

ALPHARMA USHP INC.

By:_____________________________
Title:

ALPHARMA US PHARMACEUTICAL LLC

By:_____________________________
Title:

ALPHARMA ANIMAL HEALTH COMPANY

By:_____________________________
Title:

MIKJAN CORPORATION

By:_____________________________
Title:

ALPHARMA NW INC.

By:_____________________________
Title:

NMC LABORATORIES, INC.

By:_____________________________
Title:

US ORAL PHARMACEUTICALS PTY LTD

By:_____________________________
Title:

FAULDING HOLDINGS INC.

By:_____________________________
Title:

FAULDING PHARMACEUTICALS INC.

By:_____________________________
Title:

POINT HOLDINGS INC.

By:_____________________________
Title:

PUREPAC PHARMACEUTICAL HOLDINGS INC.

By:_____________________________
Title:

FAULDING LABORATORIES INC.

By:_____________________________
Title:

PUREPAC PHARMACEUTICAL CO.

By:_____________________________
Title: